Exhibit 99.1
Michael Golden, President/CEO John Kelly, CFO January 2008

Smith & Wesson Holding Corporation Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward- looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company's strategies, the demand for the Company's products, the opportunity for growth of the Company, and anticipated sales and operating results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC.

Delivering Results Net Product Sales (Millions) Earnings per Share (Diluted) Net Income (Millions) 2004-2007 Revenue +99% EPS +1450% 0 2 4 6 8 10 12 14 2004 2005 2006 2007 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 2004 2005 2006 2007 0 50 100 150 200 250 2004 2005 2006 2007

Company Profile 156-year old American firearms company Largest U.S. manufacturer of handguns & handcuffs 2006 market share: #1 in revolvers #2 in pistols New growth fueled by: Taking share in $732M core handgun market Growing presence with U.S. Government Expansion into $1.1B long gun market 1500 Employees in three non-union, U.S. factories: Experienced management team Springfield, MA; Houlton, ME; Rochester, NH

S&W: 87% Brand Awareness Source: American Sports Data - Nov, 2004 A company-sponsored, 2004 survey asked consumers about their future purchase intent: Product / Service S&W Rank Current Status Revolvers #1 Served Pistols #1 Served Tactical Rifles #1 Entered Market February 2006 Shotguns #3 Entered Market April 2007 Hunting Rifles #3 Entered Market January 2007 Security Systems #3 Not served Ammunition #4 Not served

$154MM $87MM* 15% $578MM S&W 2007 (Includes Walther Products) Market 2006 2006 (CALENDAR) U.S. DOMESTIC NON-MILITARY MARKET - 2007 (FISCAL) S&W SALES $68MM 44% SOURCE: BATF 2006 Excise Tax Study & Smith & Wesson Management Estimates Handgun Market: $732MM Revolvers Pistols *Does not include $10MM in Sigma Pistol Sales to U.S. Gov't for Afghan Military

# S&W Net Product Sales



(Year over Year Growth %)
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-4%
1%
13%
10%
15%
22%
24%
44%
50%
43%
40%
59%
56%
39%
Q1-05
Q2-05
Q3-05
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08

Smith&Wesson®

7

Four Key Sales Channels SPORTING GOODS Delivering full range: pistols, revolvers, rifles, shotguns Revolutionary marketing and consumer pull programs S&W Consumer Sales ($ In Millions) 8% 8% 24% 32% 37% 52% 41% 78% 99% New Sales Structure Established 57% $0 $10 $20 $30 $40 $50 $60 $70 $80 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08

Four Key Sales Channels SPORTING GOODS Delivering full range: pistols, revolvers, rifles, shotguns Revolutionary marketing and consumer pull programs LAW ENFORCEMENT Market Size: 17,000 Departments and 800,000 Officers M&P Series polymer pistols launched January 2006 Win rates: 80%+ with pistols (264 departments) 90%+ with rifles Goal: Re-take leadership with M&P Pistols & Rifles FEDERAL GOVERNMENT Won the only, four new major orders issued by federal government in past two years Opportunities: Iraq forces, US Military switch: 9mm to 45 caliber INTERNATIONAL Global network of sales employees and reps Growth in FY 2007: 10.1% (Q2 2008 +122%)

Addressing New Growth Opportunities Safety...Security...Protection...Sport Homeland Security Products and Services Surround the Police Officer Surround the Foot Soldier Currently Exploring Defense Related Products and Services Firearms Law Enforcement Products and Services Handguns Long Guns

Entering New Markets: Long Guns SOURCE: BATF 2006 Excise Tax Study and Smith & Wesson Management Estimates Based on 2006 vs. 2007 data from top 3 distributors. The long gun market is 50% larger than the handgun market 2006 U.S. DOMESTIC NON-MILITARY MARKET Bolt-Action Rifles $480mm (43%) Shotguns $352MM (32%) Black Powder Rifles $80MM (7%) $1.1 Billion Tactical Rifles $187MM (17%) Reasons for Entry S&W already a perceived leader Fragmented market No sophisticated marketing Rapid Entry & Execution March 2006: Launched M&P15 Tactical Rifle (First year orders exceed 10% of market) January 2007: Unveiled first shotgun products January 2007: Acquired Thompson/Center Arms (market acceleration; added key competence) Spring 2007: S&W shotgun launch Summer 2007: S&W bolt-action rifle launch Summer 2007: Thompson bolt-action rifle launch

Building the Brand: Licensing Upgrading Retail Licensee Portfolio: Wilsons Leather, Wellco Enterprises (military boots), Zippo (lighters), Gun Safes, Gun Cleaning Products, Hats/T-shirts, Automotive Establishing licensees in professional markets where Smith & Wesson can do business beyond licensing: Safety...Security...Protection...Sport & Brand Loyalty Future: Long Gun Accessories Defense Related Products and Services Homeland Security Products and Services Law Enforcement Products and Services Firearms

Enhancing Productivity Achievements through FY 07: - Turns improvement +32% - Machine uptime improved to 85% - Guns/day output +57% vs '05 +22% vs '06 - Productivity ratio + 7% vs prior year Blending craftsmanship with technology: - Implementing Smith & Wesson Operating System - Investing in Equipment and Technology - Technology Cell - Pistol Manufacturing - New machining / Equipment re-furbishing New process reduced steps from 13 to 3

Quarterly Income Statement Summary Sales: +39% Net Income: +3% Growth: (US$ in millions, except per share data) 2006 2007 Sales $50.8 $70.8 Gross Profit 16.1 23.1 Gross Margin 31.2% 32.3% Operating Income $5.3 $6.5 Net Income 2.9 2.9 EPS $0.07 $0.07 Three Months Ended October 31,

Annual Income Statement Summary Sales: +5% Net Income: +531% Sales: +27% Net Income: +66% FY 07 Results reflect Thompson acquisition, including approximately $2.7 million in amortization of inventory FMV valuation and acquisition related intangibles Sales: +49% Net Income: +49% Growth: Year Ended April 30, (US$ in millions, except per share data) 2004 2005 2006 2007 Sales $ 117.9 $ 124.0 $ 157.9 $ 2 34 .. 8 Gross Profit 39.1 40.9 49.6 7 6 .. 3 Gross Margin 32.7% 32.5% 31.0% 3 2. 3 % Operating Income $ 4.8 $ 11.2 $ 14.5 $ 2 4 .. 4 Operating Margin 4.0% 8.9% 9. 9% 1 0 .. 4 % Net Income $ 0.8 $ 5.2 $ 8.7 $ 1 3 ..0 EPS $ 0.0 2 $ 0.14 $ 0.22 $ 0. 31

FY08 Annual Guidance We, like many other companies doing business today, find ourselves now in an uncertain business environment. We therefore do not confirm the guidance we gave on December 6, 2007, nor do we give any guidance at this time. To be clear, we are giving no guidance today. We cannot tell you when we will be able to again give guidance. We hope to be able to do so when trends in our business become clearer.